VANGUARD
CALIFORNIA
TAX-FREE FUND

Annual Report - November 30, 1997


[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

       We recognize that it is our crew members--more than 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

       But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

       They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                    [PHOTO]

John C. Bogle              John J. Brennan
Chairman                         President


CONTENTS

A MESSAGE TO OUR SHAREHOLDERS .......................  1
THE MARKETS IN PERSPECTIVE ..........................  5
REPORT FROM THE ADVISER .............................  7
PERFORMANCE SUMMARIES ...............................  9
PORTFOLIO PROFILES .................................. 12
FINANCIAL STATEMENTS ................................ 16
REPORT OF INDEPENDENT ACCOUNTANTS ................... 36

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

DEAR SHAREHOLDER,

During the twelve months ended November 30--Vanguard California Tax-Free Fund's 1997 fiscal year--the prices of tax-exempt bonds edged higher, reflecting a modest decline in long-term interest rates in the face of continued mild inflation. Short-term interest rates, on the other hand, moved slightly higher.

       In this environment, the +3.4% return of our Money Market Portfolio, the +5.9% return of our Insured Intermediate-Term Portfolio, and the +6.5% return of our Insured Long-Term Portfolio exceeded the results of their peers. The table at right presents each Portfolio's twelve-month return, as well as its income and capital components.

----------------------------------------------------------------------
                                       COMPONENTS OF TOTAL RETURNS
                                   FISCAL YEAR ENDED NOVEMBER 30, 1997
                                  ------------------------------------
PORTFOLIO                         INCOME         CAPITAL       TOTAL
----------------------------------------------------------------------
Money Market                       +3.4%           0.0%        +3.4%
Insured Intermediate-Term          +4.9           +1.0         +5.9
Insured Long-Term                  +5.4           +1.1         +6.5
----------------------------------------------------------------------

       The total return (capital change plus reinvested dividends) of the Insured Long-Term Portfolio is based on a change in net asset value from $11.42 per share on November 30, 1996, to $11.45 per share on November 30, 1997, adjusted for dividends totaling $0.592 per share from net investment income and distributions totaling $0.091 per share from net realized capital gains. The Insured Intermediate-Term Portfolio's return is based on a change in net asset value from $10.58 per share on November 30, 1996, to $10.66 per share on November 30, 1997, adjusted for dividends totaling $0.505 per share from net investment income and a distribution of $0.022 per share from net realized capital gains. The Money Market Portfolio's net asset value remained at $1 per share, as is expected but not guaranteed. At the end of the fiscal year, the Insured Long-Term Portfolio's yield stood at 4.80%, the Insured Intermediate-Term Portfolio's yield at 4.40%, and the Money Market Portfolio's yield at 3.60%.

FISCAL 1997 PERFORMANCE OVERVIEW

Steady economic growth teamed with low inflation to create a near-perfect environment for investors over the past twelve months. Interest rates began the period heading higher, a climb that was punctuated in March when the Federal Reserve Board raised its target for short-term rates by 25 basis points. However, that small increase was the only Fed action of the year. After peaking in mid-April, the yield on the benchmark U.S. Treasury long-term bond headed down to end the twelve months at 6.05%, more than one full percentage point below its apex of 7.17% on April 14. Yields on high-grade, long-term municipal bonds ended the period at 5.36%, down from 5.66% at the end of November 1996. Yields on top-grade (MIG-1) municipal notes rose on balance to 3.80% from 3.55% a year earlier.

       While the economic environment was kind to bonds, it truly worked wonders for equities. Low inflation, continued strong growth in corporate earnings, and a record level of consumer confidence combined to drive stocks upward. Despite a severe shock in late October, the Standard & Poor's 500 Composite Stock Price Index posted a return of +28.5% for the fiscal year ended November 30.

       This year's generally placid interest-rate environment marked the second straight year of relative tranquillity in the bond market. However, we need not look far back for evidence that calm is by no means a constant in the bond market. During fiscal 1995, bond prices soared as interest rates fell sharply. Just the opposite was true during 1994, when the bond market suffered one of its worst years ever. For bond fund investors, the important lesson is that fluctuations in bond (and bond fund) prices, which can have a significant impact on returns from year to year, tend to wash away over longer periods, leaving the rate of interest income--the coupon--as the dominant source of long-term returns.

       The +6.5% annual total return for the California Insured Long-Term Portfolio was a hair ahead of the +6.4% annual return for the average California municipal bond fund, but trailed the +7.2% return of the Lehman Brothers Municipal Bond Index. This "all-state" Index is a tough standard for any single state tax-free fund, existing, as it does, outside the real world of operating expenses and transaction costs. The +5.9% return of our Insured Intermediate-Term Portfolio outpaced the +5.4% return of its average peer but fell just short of the +6.0% return of the Lehman 7 Year Municipal Bond Index. The total returns of both Portfolios received a slight boost from the price increase engendered by the decline in interest rates, but the lion's share of our return during the twelve months came from interest income. Our Money Market Portfolio's return of +3.4%, all of which came from interest income, outdistanced the +3.0% return of its average peer.

THE MUNICIPAL BOND TAX ADVANTAGE

For California residents, the income earned by our Portfolios is exempt from state, local, and federal income taxes. Given these advantages, investors in the California Insured Long-Term Portfolio who are taxed at the highest combined federal-state marginal tax rate can earn 64% more after-tax income than they could in a comparable long-term taxable bond fund, while investors in our Insured Intermediate-Term Portfolio can earn 44% more after-tax income. For similarly situated investors in our Money Market Portfolio, the yield of MIG-1 notes at the end of the fiscal year was 33% higher than the after-tax yield of three-month U.S. Treasury bills. Put another way, a yield of 5.4% on a tax-exempt long-term portfolio would be the equivalent of a 9.9% taxable yield to California taxpayers subject to the highest tax rates. For a tax-exempt short-term yield of 3.8%, the taxable equivalent would be 6.9%. These advantages are truly remarkable, as reflected in the table at left, which compares the annual net income earned on tax-exempt and taxable securities as of November 30, 1997, assuming a $100,000 investment.

------------------------------------------------------------------------
                                       ILLUSTRATION OF INCOME ON A
                                    HYPOTHETICAL $100,000 INVESTMENT
                                 ---------------------------------------
                                              INTERMEDIATE-
                                 SHORT-TERM       TERM        LONG-TERM
------------------------------------------------------------------------
Taxable gross income               $5,200        $5,900        $6,100
Less taxes (45.2%)                 (2,350)       (2,700)       (2,800)
Net after-tax income                2,850         3,200         3,300
------------------------------------------------------------------------
Tax-exempt income                  $3,800        $4,600        $5,400
------------------------------------------------------------------------
Tax-exempt income
   advantage                         $950        $1,400        $2,100
------------------------------------------------------------------------
Percentage advantage                 33%           44%           64%
------------------------------------------------------------------------

The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 39.6% and the top state tax rate of 9.3%; local taxes are not considered. The illustration is not intended to represent future results.


       Our illustration assumes current yields (as of November 30, 1997) of 6.1% for long-term U.S. Treasury bonds, 5.9% for intermediate-term U.S. Treasury bonds, 5.2% for U.S. Treasury bills, 5.4% for long-term municipals, 4.6% for intermediate-term municipals, and 3.8% for short-term municipals.

       We emphasize that these examples ignore two important differences in credit quality between state-specific municipal bond funds and U.S. Treasury bond funds: (1) Treasuries are backed by the full faith and credit of the U.S. government; and (2) state-specific municipal bond funds incur a significant risk by concentrating assets in securities from a particular economic region.

       For our Insured Long-Term and Insured Intermediate-Term Portfolios, the added credit risk is substantially mitigated by private insurance, which in effect guarantees the full payment of annual income and the return of principal at maturity for the municipal bonds we hold.

       Because portfolio insurance is generally not available for short-term securities, the task of preserving principal in our Money Market Portfolio falls to our investment adviser, Vanguard Fixed Income Group. This Group carefully scrutinizes the credit quality of our holdings, which on average have earned Moody's highest quality rating. That said, we point out that money market investments are not guaranteed by the Federal Deposit Insurance Corporation, which insures bank accounts and certificates of deposit.

LONG-TERM PERFORMANCE OVERVIEW

The accompanying table compares the longer-term performance of each Portfolio of Vanguard California Tax-Free Fund with that of its average peer. It also illustrates our performance edge over our competitors-- a difference we call the "Vanguard Advantage."

--------------------------------------------------------------------------------------
                                                  TOTAL RETURNS
                                        TEN YEARS ENDED NOVEMBER 30, 1997
                      ----------------------------------------------------------------
                              AVERAGE                      FINAL VALUE OF A
                            ANNUAL RATE               $10,000 INITIAL INVESTMENT*
                      ----------------------    --------------------------------------
                                    AVERAGE                    AVERAGE
PORTFOLIO             VANGUARD     COMPETING    VANGUARD      COMPETING     VANGUARD
(INCEPTION DATE)      PORTFOLIO      FUND       PORTFOLIO       FUND        ADVANTAGE
--------------------------------------------------------------------------------------
Money Market
   (6/1/1987)        +4.0%          +3.6%         $14,747       $14,266     $   481

Insured
   Intermediate-
   Term** (3/4/1994) +6.8           +5.8           12,810        12,361         449

Insured Long-Term
   (4/7/1986)        +8.8           +8.1           23,297        21,862       1,435
--------------------------------------------------------------------------------------

 *Assuming reinvestment of all income dividends and capital gains distributions. **Annualized returns since inception.


       Our expense-ratio advantage over the typical competing fund plays a key role in our performance advantage. Our Portfolios maintain expense ratios (annual expenses as a percentage of average net assets) of about 0.20%, compared with the 1.04% charged by the average long-term state tax-free fund, 0.91% for the average intermediate-term state tax-free fund, and 0.60% for the average state tax-free money market fund. This cost savings, which flows directly to our shareholders, has been available year after year, and we expect it to continue to aid us in our goal of providing returns that exceed those of our competitive norms. Vanguard Fixed Income Group plays a key role too, managing the Portfolios ably and maintaining a level of investment quality that we believe is without peer in the industry.

       Over the past several years--indeed, on balance for more than 15 years--bond investors have benefited from returns that are above historical averages. Because long-term yields are at lower levels today than for most of the recent past, it is virtually certain that returns for the next decade will not match those of the past decade.

IN SUMMARY

Bond investors have enjoyed a long period of generally declining interest rates, while stock investors have experienced a stretch that is nothing short of remarkable. But a sensible investor understands that the financial markets are not a one-way street. Risk is an ever-present element of investing, even when the markets are providing generous rewards.

       That said, the greatest risk is not investing in the first place. We believe that a sound method for dealing with risk is to construct a balanced investment program of stock funds, bond funds, and reserves, one that is suited to your objectives, financial situation, tolerance for risk, and time horizon. If you have such a program in place, you should be prepared to "stay the course" toward your investment goals, no matter what lies ahead.


/s/ JOHN C. BOGLE                       /s/ JOHN J. BRENNAN

John C. Bogle                           John J. Brennan
Chairman of the Board                   President

December 17, 1997

THE MARKETS IN PERSPECTIVE
Year Ended November 30, 1997

U.S. EQUITY MARKETS

The fiscal year ended November 30 tested investors' mettle on a number of occasions, but most ended on a positive note. The increasingly global nature of investing has rarely been more in evidence than it was over the period. Turmoil in Southeast Asia raised serious questions about future growth in the region and, significantly, called into question the earnings outlook for U.S. companies with exposure there.

       Over the 12 months, large-capitalization stocks continued their advance, propelling the S&P 500 Index to a 28.5% gain. Small-cap stocks also fared well, as illustrated by the 23.4% increase of the Russell 2000 Index. These gains withstood a rocky October, when the sharp declines in Asian markets led many investors to question their expectations regarding U.S. equities. Although the domestic market dropped substantially--the Dow Jones Industrial Average fell 554 points, or 7.2%, on October 27--it then rebounded smartly over the next few days.

       Among large-cap stocks, the financial services sector was again one of the best performers, with an increase of 34.8% in fiscal 1997. Also noteworthy was a November surge in utility stocks, which brought that sector's 12-month return up to 34.5%. Utilities, those seemingly perennial cellar-dwellers, were boosted by a drop in interest rates and by a general consensus that their valuations at last adequately reflected the risks associated with the new competitive landscape. In the final quarter of the fiscal year, utility stocks jumped 23.6%, roughly three times the return generated by the S&P 500 Index (6.7%). In sharp contrast were a number of market sectors that felt the brunt of the disarray in Asian economies and--while showing positive gains for the year--turned in negative fourth fiscal quarters. As the fiscal year ended, there were growing indications from technology and manufacturing companies that the economic distress in Southeast Asia would likely reduce their current and future earnings.

-----------------------------------------------------------------------------
                                              AVERAGE ANNUALIZED RETURNS
                                            PERIODS ENDED NOVEMBER 30, 1997
                                           ----------------------------------
                                           1 YEAR      3 YEARS      5 YEARS
-----------------------------------------------------------------------------
EQUITY
   S&P 500 Index                             28.5%        31.1%        20.2%
   Russell 2000 Index                        23.4         22.7         16.8
   MSCI EAFE Index                           -0.1          6.5         11.6
-----------------------------------------------------------------------------
FIXED INCOME
   Lehman Aggregate Bond Index                7.6%        10.3%         7.6%
   Lehman 10-Year Municipal Bond Index        7.1         10.3          7.5
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index                5.2          5.4          4.7
-----------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.8%         2.6%         2.6%
-----------------------------------------------------------------------------


       While small-company stocks failed to match the outsized advance of the S&P 500 Index, their performance grew notably stronger in the second half of the fiscal year. For the year, the Russell 2000 Index gained 23.4%. During the second six months, the Russell 2000's 13.8% essentially matched the S&P 500's 13.6%. The improved performance of smaller companies cannot be attributed to any single factor, but is, rather, due to a combination of attractive valuations and good earnings.

U.S. FIXED-INCOME MARKETS

Bonds were overshadowed by stocks for much of the year. Investors' returns from bonds, however, were quite respectable. As the year progressed, investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peacefully. As a result, when interest rates dipped noticeably toward the fiscal year's end, they fell furthest for issues with the longest maturities. The yield on the 30-year U.S. Treasury bond closed the fiscal year at 6.05%, compared to 6.35% on November 30, 1996. Falling rates flattened the yield curve considerably: Only 0.85% separated the yield on Treasury bills from the yield on the 30-year issue, down from a spread of 1.22% at the previous fiscal year-end.

       The positive effect of the yield drop on bond prices was apparent in the 7.6% return of the Lehman Aggregate Bond Index, the broadest measure of investment-grade issues. Investors in lower-quality securities fared even better, as shown by the 12.6% gain of the Lehman High Yield Bond Index. The strength of the economy, together with the lack of inflationary pressure, produced an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--and, of course, Asian markets in particular. During the fiscal year, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 26.3% in U.S. dollar terms; the index fell 17.3% in the fourth quarter alone. Among individual markets, the fiscal year saw sharp declines (in U.S. dollar terms) in Japan, down 24.5%, including a 16.1% drop in the fourth quarter; Hong Kong, down 25%; Malaysia, down 68%; and Singapore, down 23%. The general slump in Asian markets began in midsummer with currency devaluations by a number of countries. Because the values of many of these currencies had been linked to the U.S. dollar, their fall caused it to appreciate greatly--so much so that Asian businesses soon found it difficult to purchase American-made products and to repay dollar-denominated loans. This situation raised questions about how the region's economic growth would be affected. Related worries focused on imprudent aspects of various countries' financial systems and the probability of corporate bankruptcies. In short, there was no place to hide.

       By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and recovered in November. The MSCI Europe Index posted a gain of 21.8% for the 12 months. The robust character of the European markets reflects strong corporate earnings and optimism that the European Monetary Union will provide a solid framework for future fiscal responsibility and economic growth.

REPORT FROM THE ADVISER

Long-term tax-exempt bonds enjoyed a light tailwind in the 12 months ended November 30, 1997, the fiscal year for Vanguard California Tax-Free Fund. A slight decline in bond yields raised the prices of existing bonds, augmenting returns from interest income. Yields on short-term tax-exempt securities rose slightly on balance over the year.

THE INSURED INTERMEDIATE-TERM AND INSURED LONG-TERM PORTFOLIOS

For the Insured Intermediate-Term and Insured Long-Term Portfolios, fiscal 1997 was another period of positive performance. As in the previous fiscal year, most of our return represented coupon income derived from the Portfolios' holdings. Because of Vanguard's characteristically low expense ratio--less than 0.20% of average net assets in fiscal 1997--the vast majority of the gross interest collected by the Portfolios flows through to shareholders.

       During the fiscal year, yields on 30-year high-quality municipal securities fell 0.20 percentage point, from 5.45% to 5.25%. In comparison, the yield on the 30-year U.S. Treasury bond declined 0.30 percentage point, from 6.35% to 6.05%. Despite the relatively narrow difference between yields at the beginning and end of the year, the path was far from direct.

       During the first half of the year, robust expansion of the U.S. economy and steady job growth caused concern among fixed-income investors that inflation would accelerate. Yields rose, and in April the yield on the 30-year Treasury bond peaked at 7.17%. However, inflation remained in check, and investors came to welcome the economy's steady growth as sustainable without upward price pressure. This led to a rally in bond prices after midyear. Later, the bond market got an additional boost from a dramatic meltdown in Asian currency and equity markets. This instability triggered a "flight to quality" in which many investors bought U.S. Treasury securities, pushing yields even lower. (A "flight to quality" is a movement of capital to the safest investments as people seek to protect themselves from loss during an unsettling period in a market.)

       Two factors in the tax-exempt bond market have led to tightened yield differentials between bond sectors. First, the current environment of low interest rates has prompted many fixed-income investors to stretch for additional yield by purchasing low-quality securities. This additional demand has reduced the interest-rate premium that investors normally require before they will buy bonds with poorer credit quality. Second, the increased use of municipal bond insurance by issuers to boost the credit quality of their securities has reduced the availability of low-investment-grade securities. Today, approximately 50% of all new municipal bond issues are insured and carry an AAA rating.

       The combination of increased demand for and diminished supply of lower-quality securities has caused a dramatic decline in the yield spreads between tax-exempt bonds of higher and lower credit quality. For example, at the beginning of fiscal 1997, an investor could receive 0.75 percentage point of additional income for purchasing the lowest-quality investment-grade municipal bond rather than the highest-quality bond. By November 30, that spread had fallen to only 0.35 percentage point. We do not expect a continued tightening of quality spreads, but we cannot predict when spreads might widen. In the meantime, shareholders in the Insured Intermediate-Term and Insured Long-Term Portfolios are getting the highest credit quality while giving up very little in incremental yield.

       Vanguard's low-cost structure proved its value during the fiscal year as investors tended to stretch further for yield and reduced their credit protection. The powerful advantage of our low expense ratios--0.18% for our Insured Intermediate-Term Portfolio and 0.16% for our Insured Long-Term Portfolio versus 1.04% for the average long-term state tax-free fund--allows more tax-exempt investment income to flow directly to shareholders without requiring us to incur higher credit risk. Cost has been especially important in recent years when income, not capital change, has accounted for the majority of return for fixed-income investments. Over the long-term, low expenses correlate directly with superior portfolio performance.

       We think that the current environment bodes well for tax-exempt investors. With moderate economic growth and subdued inflation, fixed-income investments offer a consistent, durable return, which provides an important anchor to windward in a diversified portfolio. In this realm, the Insured Intermediate-Term and Insured Long-Term Portfolios offer the advantages of low expenses, high credit quality, and income exempt from both state and federal taxes. It is a combination difficult to surpass.

THE MONEY MARKET PORTFOLIO

Yields on one-year, tax-exempt money market instruments remained essentially unchanged during the second half of the fiscal year, despite the onset of summer's busy municipal borrowing season. The benchmark one-year MIG-1 note closed the fiscal year with a yield of 3.80%, up 0.25 percentage point from the yield at the start of the year. By way of comparison, we note that the yield on one-year U.S. Treasury bills rose only 0.14 percentage point on balance over the fiscal year, finishing with a yield of 5.49%. This increase was marginal despite an increase of 0.25 percentage point in the federal funds rate engineered in March by the Federal Reserve Board's Open Market Committee. The net result of these market movements was a more favorable environment for municipal money market investors, as the ratio of one-year MIG-1 note yields to yields on one-year Treasuries rose from 66.4% at the start of the fiscal year to 69.2% at its end.

       The Money Market Portfolio is positioned neutrally as we begin the new fiscal year. This strategy affords the Portfolio maximum flexibility in the face of uncertainty, as the financial markets weigh the strength demonstrated by the U.S. economy against the potential impact of continued economic turmoil in Asia. What is certain, however, is that Vanguard California Tax-Free Fund will continue to be managed conservatively with an emphasis on high quality. This will allow the consistency and durability of Vanguard's low expenses to work on behalf of our shareholders.

Ian A. MacKinnon, Managing Director
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Vanguard Fixed Income Group

December 19, 1997


INVESTMENT PHILOSOPHY

The adviser believes that each Portfolio, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and California income taxes by investing in insured and high-quality uninsured securities issued by California state, county, and municipal governments.

PERFORMANCE SUMMARY
Money Market Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

TOTAL INVESTMENT RETURNS: JUNE 1, 1987-NOVEMBER 30, 1997

----------------------------------------------------------
                 MONEY MARKET PORTFOLIO          AVERAGE
                                                  FUND*
FISCAL       CAPITAL     INCOME       TOTAL       TOTAL
YEAR         RETURN      RETURN      RETURN      RETURN
----------------------------------------------------------
1987           0.0%        2.2%        2.2%        2.1%
1988           0.0         5.1         5.1         4.8
1989           0.0         6.2         6.2         5.8
1990           0.0         5.6         5.6         5.3
1991           0.0         4.4         4.4         4.2
1992           0.0         3.0         3.0         2.7
1993           0.0         2.4         2.4         2.0
1994           0.0         2.6         2.6         2.3
1995           0.0         3.7         3.7         3.3
1996           0.0         3.3         3.3         2.9
1997           0.0         3.4         3.4         3.0
----------------------------------------------------------

*Average California Tax-Exempt Money Market Fund.

See Financial Highlights table on page 31 for dividend information for the past five years.



CUMULATIVE PERFORMANCE: NOVEMBER 30, 1987-NOVEMBER 30, 1997
-----------------------------------------------------------------------

                            MONEY MARKET        AVERAGE CALIFORNIA
                              PORTFOLIO    TAX-EXEMPT MONEY MARKET FUND
-----------------------------------------------------------------------
1987 11                         10000                   10000
1988 02                         10121                   10115
1988 05                         10236                   10222
1988 08                         10364                   10345
1988 11                         10506                   10480
1989 02                         10658                   10620
1989 05                         10832                   10781
1989 08                         10996                   10934
1989 11                         11157                   11088
1990 02                         11312                   11227
1990 05                         11469                   11371
1990 08                         11624                   11518
1990 11                         11781                   11675
1991 02                         11923                   11803
1991 05                         12056                   11918
1991 08                         12178                   12032
1991 11                         12304                   12161
1992 02                         12412                   12251
1992 05                         12509                   12333
1992 08                         12589                   12406
1992 11                         12670                   12487
1993 02                         12747                   12548
1993 05                         12823                   12605
1993 08                         12898                   12669
1993 11                         12975                   12742
1994 02                         13045                   12799
1994 05                         13123                   12859
1994 08                         13208                   12933
1994 11                         13311                   13030
1995 02                         13433                   13131
1995 05                         13562                   13242
1995 08                         13680                   13345
1995 11                         13803                   13459
1996 02                         13920                   13558
1996 05                         14032                   13651
1996 08                         14145                   13744
1996 11                         14261                   13850
1997 02                         14376                   13946
1997 05                         14499                   14047
1997 08                         14622                   14151
1997 11                         14747                   14266
-----------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED NOVEMBER 30, 1997
                                          ----------------------------------------  FINAL VALUE OF A
                                           1 YEAR      5 YEARS      10 YEARS       $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------
Money Market Portfolio                     3.41%        3.08%        3.96%               $14,747
Average California Tax-Exempt
   Money Market Fund                       3.00         2.70         3.62                 14,266
------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*

---------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                 INCEPTION                               ----------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
---------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio                           6/1/1987       3.38%        3.05%          0.00%       3.99%       3.99%
---------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Insured Intermediate-Term Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.


TOTAL INVESTMENT RETURNS: MARCH 4, 1994-NOVEMBER 30, 1997

----------------------------------------------------------
           INSURED INTERMEDIATE-TERM PORTFOLIO     LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1994        -3.6%          3.4%       -0.2%          -1.1%
1995         8.3           5.6        13.9           15.2
1996         1.3           5.1         6.4            5.2
1997         1.0           4.9         5.9            6.0
----------------------------------------------------------

*Lehman 7 Year Municipal Bond Index.

See Financial Highlights table on page 32 for dividend and capital gains information since the Portfolio's inception.


CUMULATIVE PERFORMANCE: MARCH 4, 1994-NOVEMBER 30, 1997
----------------------------------------------------------

                              AVERAGE
             INSURED         CALIFORNIA      LEHMAN 7 YEAR
         INTERMEDIATE-TERM  INTERMEDIATE       MUNICIPAL
             PORTFOLIO     MUNICIPAL FUND     BOND INDEX
----------------------------------------------------------
3/4/94         10000            10000           10000
1994 05        10142            10039           10059
1994 08        10313            10189           10236
1994 11         9981             9813            9889
1995 02        10538            10349           10458
1995 05        10895            10730           10876
1995 08        11044            10879           11134
1995 11        11367            11171           11397
1996 02        11539            11295           11531
1996 05        11436            11180           11379
1996 08        11668            11352           11568
1996 11        12095            11731           11994
1997 02        12175            11779           12101
1997 05        12314            11909           12156
1997 08        12603            12180           12468
1997 11        12810            12361           12719
----------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED NOVEMBER 30, 1997
                                              -------------------------------------  FINAL VALUE OF A
                                               1 YEAR             SINCE INCEPTION   $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------
Insured Intermediate-Term Portfolio              5.91%                  6.84%              $12,810
Average California Intermediate Municipal Fund   5.37                   5.83                12,361
Lehman 7 Year Municipal Bond Index               6.04                   6.64                12,719
------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*

--------------------------------------------------------------------------------------------------------------------------
                                                                                                 SINCE INCEPTION
                                                              INCEPTION                  ---------------------------------
                                                                DATE        1 YEAR        CAPITAL      INCOME      TOTAL
--------------------------------------------------------------------------------------------------------------------------
Insured Intermediate-Term Portfolio                            3/4/1994      8.18%         1.89%        5.08%       6.97%
--------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Insured Long-Term Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: APRIL 7, 1986-NOVEMBER 30, 1997

--------------------------------------------------------
            INSURED LONG-TERM PORTFOLIO         LEHMAN*
FISCAL     CAPITAL     INCOME       TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
--------------------------------------------------------
1986         4.8%       4.6%         9.4%         9.4%
1987       -11.6        6.3         -5.3         -0.2
1988         4.9        7.3         12.2         10.6
1989         4.9        7.3         12.2         11.0
1990         0.3        6.8          7.1          7.7
1991         2.1        6.5          8.6         10.3
1992         4.4        6.4         10.8         10.0
1993         5.7        5.8         11.5         11.1
1994       -11.0        5.1         -5.9         -5.2
1995        13.6        6.5         20.1         18.9
1996         1.3        5.6          6.9          5.9
1997         1.1        5.4          6.5          7.2
--------------------------------------------------------

*Lehman Municipal Bond Index.

See Financial Highlights table on page 32 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: NOVEMBER 30, 1987-NOVEMBER 30, 1997
-------------------------------------------------------------
                                   AVERAGE
                INSURED           CALIFORNIA         LEHMAN
                LONG-TERM          INSURED          MUNICIPAL
                PORTFOLIO       MUNICIPAL FUND     BOND INDEX
-------------------------------------------------------------
1987 11           10000             10000             10000
1988 02           10839             10734             10618
1988 05           10513             10531             10543
1988 08           10853             10801             10777
1988 11           11223             11124             11063
1989 02           11588             11401             11277
1989 05           12177             11876             11757
1989 08           12210             12014             11960
1989 11           12588             12319             12281
1990 02           12647             12418             12434
1990 05           12830             12579             12617
1990 08           12769             12617             12728
1990 11           13478             13150             13227
1991 02           13718             13428             13580
1991 05           14003             13734             13888
1991 08           14335             14088             14228
1991 11           14639             14351             14584
1992 02           14993             14684             14936
1992 05           15366             15061             15252
1992 08           15940             15673             15816
1992 11           16221             15800             16045
1993 02           17445             16981             16991
1993 05           17446             17026             17076
1993 08           18075             17795             17746
1993 11           18090             17703             17824
1994 02           18262             17828             17931
1994 05           17770             17097             17498
1994 08           18071             17350             17778
1994 11           17027             16212             16893
1995 02           18788             17864             18275
1995 05           19527             18652             19098
1995 08           19549             18582             19355
1995 11           20451             19514             20087
1996 02           20703             19752             20295
1996 05           20261             19245             19971
1996 08           20766             19663             20369
1996 11           21863             20551             21268
1997 02           21864             20614             21413
1997 05           22142             20836             21625
1997 08           22753             21402             22253
1997 11           23297             21862             22793
-------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS
                                             PERIODS ENDED NOVEMBER 30, 1997
                                          ------------------------------------      FINAL VALUE OF A
                                           1 YEAR     5 YEARS      10 YEARS        $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------
Insured Long-Term Portfolio                 6.52%        7.50%        8.83%             $23,297
Average California Insured Municipal Fund   6.38         6.71         8.14               21,862
Lehman Municipal Bond Index                 7.17         7.27         8.59               22,793
------------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*

---------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                 INCEPTION                               ----------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
---------------------------------------------------------------------------------------------------------------------------
Insured Long-Term Portfolio                      4/7/1986       9.33%        7.57%         2.86%        6.33%       9.19%
---------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PORTFOLIO PROFILE
Money Market Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of November 30, 1997. Key elements of this Profile are defined on page 13.


FINANCIAL ATTRIBUTES

-----------------------------------------------------------
Yield                                                 3.6%
Average Maturity                                   65 days
Average Quality                                      MIG-1
Expense Ratio                                        0.18%


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

-----------------------------------------------------------
MIG-1/SP-1+                                           78.5%
A-1/P-1                                               20.7
AAA/AA                                                 0.7
A                                                      0.1
-----------------------------------------------------------
Total                                                100.0%

AVERAGE COUPON. The average interest rate, expressed as a percentage of face value, paid on the securities held by a portfolio.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To estimate the price sensitivity of a portfolio, multiply its duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and SP-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. An indicator of the risk of default or other credit problems on securities held by a portfolio.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates. Callable securities trading at premium to par value are treated as coming due on their earliest redemption date.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE
Insured Intermediate-Term Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of November 30, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 13.



FINANCIAL ATTRIBUTES
----------------------------------------------------------
Number of Issues                                       180
Yield                                                 4.4%
Yield to Maturity                                     4.4%
Average Coupon                                        5.7%
Average Maturity                                 6.8 years
Average Quality                                        AAA
Average Duration                                 5.3 years
Expense Ratio                                        0.18%
Cash Reserves                                         0.0%


VOLATILITY MEASURES
----------------------------------------------------------
                     INSURED INTERMEDIATE-          LEHMAN
                            TERM PORTFOLIO          INDEX*
----------------------------------------------------------
R-Squared                             0.93            1.00
Beta                                  0.71            1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       6.4%
1-5 Years                                         31.8
5-10 Years                                        36.0
10-20 Years                                       25.8
20-30 Years                                        0.0
Over 30 Years                                      0.0
-------------------------------------------------------
Total                                            100.0%


INVESTMENT FOCUS
-------------------------------------------------------
                           [GRAPH]



DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
AAA                                               97.5%
AA                                                 2.5
A                                                  0.0
BBB                                                0.0
BB                                                 0.0
B                                                  0.0
-------------------------------------------------------
Total                                            100.0%

PORTFOLIO PROFILE
Insured Long-Term Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of November 30, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
Number of Issues                                       179
Yield                                                 4.8%
Yield to Maturity                                     4.8%
Average Coupon                                        5.4%
Average Maturity                                11.5 years
Average Quality                                        AAA
Average Duration                                 7.8 years
Expense Ratio                                        0.16%
Cash Reserves                                         1.8%


VOLATILITY MEASURES
----------------------------------------------------------
                             INSURED LONG-          LEHMAN
                            TERM PORTFOLIO          INDEX*
----------------------------------------------------------
R-Squared                             0.96            1.00
Beta                                  1.28            1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       8.7%
1-5 Years                                         11.6
5-10 Years                                        24.7
10-20 Years                                       40.7
20-30 Years                                       13.9
Over 30 Years                                      0.4
-------------------------------------------------------
Total                                            100.0%


INVESTMENT FOCUS
-------------------------------------------------------
                       [GRAPH]



DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
AAA                                               96.0%
AA                                                 4.0
A                                                  0.0
BBB                                                0.0
BB                                                 0.0
B                                                  0.0
-------------------------------------------------------
Total                                            100.0%

FINANCIAL STATEMENTS
November 30, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their qcost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                                                 COUPON        DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.3%)
--------------------------------------------------------------------------------------------------------------------------
Alameda-Contra Costa CA School Financing Auth. COP VRDO
   (Capital Improvement Financing Pooled Project)                       3.60%   12/4/1997 LOC       $22,200    $   22,200
Alameda County CA TRAN                                                  4.50%   7/22/1998            19,000        19,068
Anaheim CA Public Improvement Corp. Lease COP VRDO
   (Refunding Project)                                                  3.55%   12/3/1997 (2)        44,605        44,605
California Educ. Fac. Auth. Rev. VRDO
   (California Institute of Technology)                                 3.65%   12/4/1997             9,200         9,200
California GO                                                          10.00%    4/1/1998            19,600        19,985
California GO CP                                                        3.75%   1/16/1998             7,400         7,400
California Health Fac. Finance Auth. Rev. VRDO
   (Adventist Health System West Sutter Health)                         3.55%   12/4/1997 LOC         7,000         7,000
California Health Fac. Finance Auth. Rev. VRDO
   (Adventist Health System West Sutter Health)                         3.60%   12/4/1997 LOC        16,900        16,900
California Health Fac. Finance Auth. Rev. VRDO
   (Catholic Health Care West)                                          3.75%   12/3/1997 (1)        31,100        31,100
California Health Fac. Finance Auth. Rev. VRDO (Kaiser Permanente)      3.65%   12/3/1997            25,700        25,700
California Health Fac. Finance Auth. Rev. VRDO
   (Memorial Health Services)                                           3.65%   12/3/1997            10,100        10,100
California Health Fac. Finance Auth. Rev. VRDO (Pooled Program)         3.90%   12/3/1997 LOC        20,300        20,300
California Health Fac. Finance Auth. Rev. VRDO
   (St. Francis Medical Center)                                         3.65%   12/3/1997 (1)         8,000         8,000
California Health Fac. Finance Auth. Rev. VRDO
   (St. Francis Medical Center)                                         3.75%   12/3/1997 (1)        41,500        41,500
California Health Fac. Finance Auth. Rev. VRDO
   (St. Joseph Health System Group)                                     3.70%   12/2/1997            10,250        10,250
California Health Fac. Finance Auth. Rev. VRDO (Sutter Health)          3.70%   12/2/1997 LOC         2,100         2,100
California PCR Finance Auth. CP (Pacific Gas & Electric Co.)            3.70%  12/17/1997 LOC        31,000        31,000
California PCR Finance Auth. VRDO (Exxon Project)                       3.65%   12/2/1997             6,500         6,500
California PCR Finance Auth. VRDO (Pacific Gas & Electric Co.)          3.75%   12/2/1997 LOC        83,200        83,200
California PCR Finance Auth. VRDO (Pacific Gas & Electric Co.)          3.80%   12/2/1997            12,600        12,600
California PCR Finance Auth. VRDO (Southern California Edison Co.)      4.00%   12/2/1997             2,200         2,200

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                                       COUPON        DATE              (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
California Public Works Board Lease Rev. (Univ. of California)          4.50%   10/1/1998           $ 2,100    $    2,109
California RAN                                                          4.50%   6/30/1998            25,000        25,091
California School Cash Reserve Program Auth. (Pool) TRAN                4.75%    7/2/1998            15,000        15,070
California Statewide Communities Dev. Auth. COP VRDO
   (Memorial Health Services)                                           3.65%   12/3/1997            19,000        19,000
California Statewide Communities Dev. Auth. COP VRDO
   (St. Joseph Health System Group)                                     3.70%   12/2/1997            11,000        11,000
California Statewide Communities Dev. Auth. VRDO
   (Kaiser Foundation Hosp.)                                            3.65%   12/3/1997            53,700        53,700
Contra Costa CA Community College Dist. TRAN                            4.25%   6/30/1998            10,000        10,025
Contra Costa County CA TRAN                                             4.50%    7/1/1998            20,000        20,073
Cupertino CA Unified School Dist. TRAN                                  4.25%   6/30/1998             7,250         7,268
Foothill CA Eastern Transp. Corridor Agency Toll Road Rev. VRDO         3.65%   12/4/1997 LOC        25,000        25,000
Fresno City CA TRAN                                                     4.25%   6/30/1998             5,000         5,013
Fresno County CA TRAN                                                   4.25%    7/1/1998            28,300        28,372
Irvine CA Assessment Dist. Improvement Boards VRDO
   (Northwest Irvine)                                                   3.75%   12/2/1997 LOC        25,000        25,000
Irvine CA Assessment Dist. Improvement Boards VRDO (Oak Creek)          3.75%   12/2/1997 LOC        26,700        26,700
Irvine CA Assessment Dist. Improvement Boards VRDO (Irvine County)      3.60%   12/3/1997 LOC        51,556        51,556
Irvine CA Assessment Dist. VRDO (Irvine County)                         3.75%   12/2/1997 LOC        15,085        15,085
Irvine CA Ranch Water Dist. VRDO                                        3.60%   12/2/1997 LOC        26,400        26,400
Irvine CA Ranch Water Dist. VRDO                                        3.70%   12/2/1997 LOC        59,575        59,575
Irvine CA Ranch Water Dist. VRDO (Consolidated Bonds Refunding)         3.75%   12/2/1997 LOC         5,900         5,900
Kern County CA VRDO (Public Fac. Project)                               3.75%   12/3/1997 LOC        27,700        27,700
Los Angeles City CA TRAN                                                4.50%   6/30/1998            30,000        30,105
Los Angeles City CA Waste Water System Rev. CP                          3.80%  12/16/1997 LOC        15,000        15,000
Los Angeles City CA Waste Water System Rev. CP                          3.80%   2/18/1998 LOC         5,000         5,000
Los Angeles County CA Capital Asset Lease Rev. CP                       3.80%     2/12/98 LOC        11,000        11,000
Los Angeles County CA Community College Dist. TRAN                      4.50%    7/2/1998             9,000         9,030
Los Angeles County CA Dept. of Water & Power Electric Plant CP          3.70%  12/10/1997 LOC        11,000        11,000
Los Angeles County CA Dept. of Water & Power Electric Plant CP          3.80%   2/24/1998 LOC        17,700        17,700
Los Angeles County CA Local Educ. Agency Pool TRAN                      4.50%   9/30/1998            30,000        30,154
Los Angeles County CA Metro. Transp. Auth. CP                           3.70%  12/11/1997 LOC        19,545        19,545
Los Angeles County CA Metro. Transp. Auth. CP                           3.70%   2/19/1998 LOC         8,000         8,000
Los Angeles County CA Metro. Transp. Auth. CP                           3.75%   2/19/1998 LOC        14,108        14,108
Los Angeles County CA Metro. Transp. Auth. Sales Tax VRDO               3.65%   12/4/1997 (1)        27,300        27,300
Los Angeles County CA Pension Obligations VRDO                          3.55%   12/3/1997 (2)        80,300        80,300
Los Angeles County CA Public Works Finance Auth. Rev.
   (Los Angeles County Regional Park and Open Space Dist.)              5.00%   10/1/1998            12,330        12,455
Los Angeles County CA TRAN                                              4.50%   6/30/1998            60,000        60,212
Marin County CA TRAN                                                    4.50%   7/31/1998            26,900        27,013
Orange County CA Improvement Boards VRDO
   (Irvine Coast Assessment Dist.)                                      3.70%   12/2/1997 LOC        23,300        23,300
Orange County CA Sanitation Dist. VRDO                                  3.60%   12/2/1997 (3)        20,100        20,100
Orange County CA Sanitation Dist. VRDO                                  3.65%   12/4/1997 (2)         7,476         7,476
Orange County CA Sanitation Dist. VRDO                                  3.75%   12/2/1997 (2) LOC    23,960        23,960
Orange County CA Sanitation Dist. VRDO                                  3.75%   12/2/1997 LOC        28,100        28,100
Orange County CA Water Dist. VRDO                                       3.65%   12/2/1997 LOC         5,100         5,100
Otay CA Water Dist. COP VRDO (Capital Project)                          3.70%   12/3/1997 LOC         8,900         8,900
Rancho Mirage CA Joint Powers Financing Auth. COP
   (Eisenhower Medical Center)                                          3.65%   12/3/1997 (1)        25,100        25,100
Riverside County CA Public Fac. Project VRDO                            3.70%   12/2/1997 LOC        14,500        14,500
Riverside County CA Public Fac. Project VRDO                            3.95%   12/2/1997 LOC         6,220         6,220
Sacramento County CA VRDO
   (Administration Center & Courthouse Project)                         3.55%   12/4/1997 LOC        29,275        29,275
San Bernardino County CA COP VRDO
   (County Center Refinancing Project)                                  3.60%   12/3/1997 LOC         9,100         9,100
San Bernardino County CA TRAN                                           4.50%   6/30/1998            15,000        15,055
San Diego CA  Local Govt. COP TRAN                                      4.50%   10/1/1998            25,000        25,118
San Jose CA Redev. Agency  Rev. VRDO (Merged Area Redev. Proj.)         3.60%   12/3/1997 LOC         7,300         7,300
San Jose/Santa Clara CA Clean Water & Sewer Finance Auth. VRDO          3.55%   12/3/1997 (3)         3,700         3,700

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                 MATURITY            AMOUNT        VALUE*
MONEY MARKET PORTFOLIO                                                 COUPON        DATE             (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
San Mateo County CA TRAN                                                4.50%    7/1/1998           $ 2,000    $    2,008
Santa Clara CA El Camino Hosp. Dist. Fac. Auth. Rev. Lease VRDO
   (Valley Medical Center Project)                                      3.70%   12/2/1997 LOC        26,100        26,100
Santa Clara CA Unified School Dist. TRAN                                4.25%    7/1/1998            11,000        11,025
Santa Clara County CA TRAN                                              4.75%   10/1/1998            38,300        38,559
Southern California Metro. Water Dist. CP                               3.70%   2/19/1998             8,000         8,000
Southern California Metro. Water Dist. CP                               3.70%   2/20/1998            21,800        21,800
Southern California Public Power Auth. VRDO
   (Southern Transmission Project)                                      3.55%   12/3/1997 (2) LOC    94,800        94,800
Southern California Public Power Auth. VRDO
   (Southern Transmission Project)                                      3.60%   12/3/1997 (4)        24,365        24,365
Torrance CA Little Co. of Mary Hosp. VRDO
   (Torrance Memorial Medical Center)                                   3.85%   12/4/1997 LOC         3,000         3,000
Turlock CA Irrigation Dist. COP VRDO (Transmission Project)             3.60%   12/3/1997 LOC         7,175         7,175
Ventura County CA TRAN                                                  4.50%    7/1/1998            10,000        10,033
West Basin CA Muni. Water Dist. Rev. COP VRDO
   (Phase II Recycled Water Project)                                    3.50%   12/3/1997            10,000        10,000
West Basin CA Muni. Water Dist. Rev. COP VRDO
   (Phase II Recycled Water Project)                                    3.75%   12/3/1997            10,000        10,000
--------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,787,636)                                                                                           $1,787,636
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.7%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               20,653
Liabilities                                                                                                        (8,357)
                                                                                                                ----------
                                                                                                                   12,296
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 1,799,850,854 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                     $1,799,932
--------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE                                                                                          $1.00
==========================================================================================================================

*See Note A in Notes to Financial Statements.
For explanations of abbreviations and other references, see page 27.

--------------------------------------------------------------------------------------------------------------------------
 AT NOVEMBER 30, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                     AMOUNT            PER
                                                                                                      (000)          SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                 $1,799,991         $1.00
 Undistributed Net Investment Income                                                                     --            --
 Accumulated Net Realized Losses--Note E                                                                (59)           --
 Unrealized Appreciation                                                                                 --            --
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                      $1,799,932         $1.00
==========================================================================================================================

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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE             MARKET
                                                                                 MATURITY                AMOUNT             VALUE*
INSURED INTERMEDIATE-TERM PORTFOLIO                                    COUPON        DATE                 (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.0%)
-----------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (94.0%)
Anaheim CA Electric System COP                                          6.80%   10/1/1998 (2)          $  1,000         $    1,025
California GO                                                           6.50%    3/1/2002 (2)             5,570              6,078
California Health Fac. Finance Auth. (Catholic Health Care West)        5.50%    7/1/2008 (1)             3,290              3,510
California Health Fac. Finance Auth. (Catholic Health Care West)        5.50%    7/1/2009 (1)             3,580              3,807
California Health Fac. Finance Auth. (Catholic Health Care West)        5.50%    7/1/2010 (1)             3,060              3,232
California Health Fac. Finance Auth. (Catholic Health Care West)        5.50%    7/1/2011 (1)             3,950              4,147
California Health Fac. Finance Auth. (Catholic Health Care West)        5.50%    7/1/2012 (1)             3,635              3,793
California Health Fac. Finance Auth. (Catholic Health Care West)        5.75%    7/1/2010 (1)             7,000              7,493
California Health Fac. Finance Auth. (Catholic Health Care West)       5.875%    7/1/2009 (2)             5,000              5,410
California Health Fac. Finance Auth. (Catholic Health Care West)        7.00%    7/1/2005 (2)             3,410              3,960
California Health Fac. Finance Auth. (Catholic Health Care West)        7.00%    7/1/2006 (2)             3,395              3,984
California Health Fac. Finance Auth. (Children's Hosp.)                 6.00%    7/1/2001 (1)             1,600              1,700
California Health Fac. Finance Auth. (Children's Hosp.)                 6.00%    7/1/2002 (1)             1,280              1,375
California Health Fac. Finance Auth. (Children's Hosp.)                 6.00%    7/1/2004 (1)             1,645              1,799
California Health Fac. Finance Auth. (Children's Hosp.)                 6.00%    7/1/2006 (1)             1,000              1,107
California Health Fac. Finance Auth. (Mills Peninsula)                  6.00%   1/15/2000 (6)             1,080              1,120
California Health Fac. Finance Auth. (Pomona Valley Hosp.)              5.50%    7/1/2002 (1)             2,500              2,624
California Health Fac. Finance Auth. (Pomona Valley Hosp.)              5.50%    7/1/2003 (1)             3,010              3,172
California Health Fac. Finance Auth. (Pomona Valley Hosp.)              5.50%    7/1/2004 (1)             2,750              2,910
California Health Fac. Finance Auth. (Pomona Valley Hosp.)              5.50%    7/1/2010 (1)             3,570              3,727
California Health Fac. Finance Auth. (Pomona Valley Hosp.)              5.75%    7/1/2005 (1)             3,335              3,587
California Health Fac. Finance Auth. (Pomona Valley Hosp.)              5.75%    7/1/2006 (1)             3,415              3,681
California Health Fac. Finance Auth. (Presbyterian Hosp.)               5.25%    5/1/2001 (1)             1,500              1,553
California Health Fac. Finance Auth. (Presbyterian Hosp.)               5.25%    5/1/2002 (1)             1,000              1,040
California Health Fac. Finance Auth. (Presbyterian Hosp.)               5.25%    5/1/2003 (1)             1,000              1,044
California Health Fac. Finance Auth. (Presbyterian Hosp.)               5.50%    5/1/2004 (1)             1,855              1,968
California Health Fac. Finance Auth. (Presbyterian Hosp.)               5.50%    5/1/2005 (1)             1,500              1,597
California Health Fac. Finance Auth. (Scripps Memorial Hosp.)           6.25%   10/1/2013 (1)             3,000              3,231
California Health Fac. Finance Auth. (Sisters of Providence)            6.00%   10/1/2009 (2)             4,490              5,019
California Health Fac. Finance Auth. (Summit Medical Center)            5.25%    5/1/2011 (4)             1,700              1,740
California Health Fac. Finance Auth. (Sutter Health)                    5.50%   8/15/2012 (4)             3,000              3,132
California Health Fac. Finance Auth. VRDO (Catholic Health Care West)   3.75%   12/3/1997 (1)             5,000              5,000
California Public Works Board                                           6.50%   12/1/2008 (2)             1,000              1,158
California Public Works Board (Dept. of Corrections)                    5.50%    1/1/2010 (2)            10,000             10,505
California Public Works Board (Dept. of Corrections)                    5.50%    1/1/2014 (2)             5,975              6,152
California Public Works Board (Dept. of Corrections)                    6.40%   11/1/2010 (1)             5,000              5,579
California Public Works Board (Dept. of Corrections)                    6.60%   12/1/2002 (2)(Prere.)     3,500              3,934
California Public Works Board (Univ. of California Regents)             5.50%    9/1/2008 (2)             5,185              5,536
California Public Works Board (Univ. of California Regents)             5.50%    9/1/2009 (2)             4,015              4,272
California Public Works Board (Univ. of California Regents)             6.25%   12/1/2007 (2)             1,000              1,094
Capistrano CA Unified Public Schools                                    6.00%    9/1/2004 (2)             2,160              2,367
Capistrano CA Unified Public Schools                                    6.00%    9/1/2005 (2)             2,395              2,641
Central Coast Water Auth. of California                                 6.05%   10/1/2002 (2)(Prere.)     1,800              1,971
Central Coast Water Auth. of California                                 6.25%   10/1/2006 (2)             2,000              2,208
Chino CA Basin Finance Auth. Muni. Water Dist.                          6.50%    8/1/2010 (2)             3,095              3,596
Clovis CA Unified School Dist.                                          0.00%    8/1/2005 (3)            16,000             11,320
Contra Costa CA (Merrithew Memorial Hosp.)                              5.25%   11/1/2001 (1)             3,000              3,119
Contra Costa CA (Merrithew Memorial Hosp.)                              5.25%   11/1/2003 (1)             3,230              3,382
Contra Costa CA (Merrithew Memorial Hosp.)                              6.00%   11/1/2006 (1)             2,000              2,212
Contra Costa CA (Merrithew Memorial Hosp.)                              6.00%   11/1/2007 (1)             2,000              2,218
City of Corona CA Redev. Project                                        7.50%    9/1/2004 (3)               970              1,147
City of Corona CA Redev. Project                                        7.50%    9/1/2005 (3)             1,040              1,244
Culver City CA Redev. Finance Auth.                                     6.75%   11/1/1999 (2)(Prere.)     2,500              2,674
East Bay CA Muni. Util. Dist. Waste Water Treatment System Rev.        6.375%   12/1/2001 (2)(Prere.)     4,000              4,397
East Whittier CA City School Dist.                                      5.75%    8/1/2017 (3)             1,670              1,789
El Dorado County CA Public Agency Finance Auth. Rev.                    5.50%   2/15/2021 (3)             2,420              2,448
El Dorado County CA Public Agency Finance Auth. Rev.                    5.60%   2/15/2012 (3)             3,900              4,095
Glendale CA School Dist.                                                5.75%    9/1/2017 (3)             3,790              3,971

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

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                                                                                                           FACE             MARKET
                                                                                 MATURITY                AMOUNT             VALUE*
INSURED INTERMEDIATE-TERM PORTFOLIO                                    COUPON        DATE                 (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------------
La Quinta CA Redev. Agency (Tax Allocation Project)                     7.30%    9/1/2007 (1)          $  1,240          $   1,497
La Quinta CA Redev. Agency (Tax Allocation Project)                     8.00%    9/1/2003 (1)             1,325              1,566
Long Beach CA Financing Auth.                                           6.00%   11/1/2009 (2)             3,735              4,178
Long Beach CA Financing Auth.                                           6.00%   11/1/2010 (2)             3,860              4,310
Los Angeles CA Dev. Auth. COP (Children's Hosp.)                        6.00%    6/1/2011 (1)             2,365              2,610
Los Angeles CA Transp. Comm. Sales Tax Rev.                             6.25%    7/1/2013 (1)             1,500              1,631
Los Angeles CA Waste Water                                              5.75%    6/1/2011 (1)             7,960              8,381
Los Angeles CA Waste Water                                              6.50%    6/1/2007 (1)             1,695              1,905
Los Angeles CA Waste Water                                              8.70%   11/1/2002 (3)             2,535              3,035
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.               5.50%    7/2/2017 (2)             1,500              1,527
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.               8.00%    7/1/1999 (2)             5,445              5,780
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.               9.00%    7/1/2005 (1)             4,015              5,181
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.               9.00%    7/1/2006 (1)             4,380              5,764
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.               9.00%    7/1/2007 (1)             4,770              6,378
Los Angeles County CA Pension Obligations VRDO                          3.55%   12/3/1997 (2)               600                600
Los Angeles County CA Public Works Finance Auth. Rev.                   4.10%    3/1/2000 (4)             5,000              5,007
MSR CA Public Power Agency (San Juan Project)                           5.50%    7/1/2001 (1)             6,500              6,805
MSR CA Public Power Agency (San Juan Project)                           5.85%    7/1/2006 (2)             1,500              1,625
Mountainview CA Capital Improvement Finance Auth.                       6.25%    8/1/2012 (1)             5,000              5,392
North City West CA Community Dist.                                      5.75%    9/1/2015 (4)             2,000              2,096
North City West CA Community Dist.                                      6.00%    9/1/2005 (4)             1,510              1,665
North City West CA Community Dist.                                      6.00%    9/1/2006 (4)             1,600              1,773
North City West CA Community Dist.                                      6.00%    9/1/2007 (4)             1,695              1,883
Oakland CA Redev. Agency (Central Dist. Project)                        6.00%    2/1/2006 (2)             5,125              5,675
Orange County CA Sanitation Dist. COP                                   6.00%    8/1/2001 (3)(Prere.)+    1,500              1,620
Orange County CA Sanitation Dist. COP                                   6.40%    8/1/2007 (3)             1,415              1,533
Orange County CA Sanitation Dist. VRDO                                  3.65%   12/4/1997 (2)               189                189
Orange County CA Transp. Auth.                                          9.50%   2/15/2003 (3)             5,765              7,116
Pittsburg CA Redev. Agency Rev.                                         5.50%    8/1/2007 (3)             2,750              2,897
Poway CA Redev. Agency                                                  7.25%  12/15/2011 (3)             7,500              8,159
Rancho CA Water Dist. Finance Auth. Rev.                               5.875%   11/1/2010 (3)             3,000              3,251
Rancho CA Water Dist. Finance Auth. Rev.                                6.25%    8/1/2012 (3)             1,950              2,103
Rancho CA Water Dist. Finance Auth. Rev.                                6.50%   11/1/2001 (3)             1,590              1,728
Rancho Cucamonga CA Redev. Auth.                                        5.00%    9/1/2011 (1)             3,165              3,188
Riverside County CA Public Finance                                      5.25%    9/1/2003 (1)             2,210              2,319
Sacramento CA Muni. Util. Dist. Rev.                                    5.00%    7/1/2000 (2)             8,500              8,703
Sacramento CA Muni. Util. Dist. Rev.                                    5.75%    1/1/2010 (1)             5,000              5,305
Sacramento CA Muni. Util. Dist. Rev.                                    6.20%   8/15/2005 (1)             2,000              2,176
Sacramento CA Muni. Util. Dist. Rev.                                    6.25%   8/15/2007 (1)             8,000              8,721
Sacramento CA Redev. Agency (Merged Downtown Project)                   6.75%   11/1/2005 (1)             1,000              1,089
Sacramento CA Redev. Agency (Tax Allocation Project)                    6.50%   11/1/2013 (1)             2,000              2,154
Sacramento County CA Public Fac. Finance Corp. COP
   (Main Detention Fac. Project)                                        5.50%    6/1/2010 (1)             5,500              5,870
San Bernardino CA Medical Center COP                                    4.30%    8/1/2000 (1)             6,000              6,031
San Bernardino CA Medical Center COP                                    4.40%    8/1/2001 (1)             9,500              9,583
San Bernardino CA Medical Center COP                                    4.50%    8/1/2002 (1)             8,000              8,087
San Bernardino CA Medical Center COP                                    5.00%    8/1/2003 (1)             2,500              2,582
San Diego County CA Regional Transp. Comm.                              6.00%    4/1/2004 (2)             3,000              3,280
San Diego County CA Regional Transp. Comm.                              6.00%    4/1/2007 (2)             3,000              3,330
San Diego County CA Regional Transp. Comm.                              6.25%    4/1/2002 (3)             5,000              5,415
San Diego Public Fac. Finance Auth. Sewer Rev.                          5.00%   5/15/2008 (3)             1,000              1,028
San Diego Public Fac. Finance Auth. Sewer Rev.                          5.00%   5/15/2009 (3)             1,240              1,265
San Diego Public Fac. Finance Auth. Sewer Rev.                          5.10%   5/15/2010 (3)             2,770              2,825
San Diego Unified School Dist. COP                                     5.375%    7/1/2002 (1)            10,835             11,361
San Francisco CA Airport Comm. Rev.                                     6.20%    5/1/2007 (2)             1,615              1,751
San Francisco CA Airport Comm. Rev.                                     6.50%    5/1/2013 (2)             2,160              2,365
San Francisco CA Bay Area Rapid Transit Rev.                            5.55%    7/1/2009 (3)             4,920              5,170
San Francisco CA City & County Airport Rev.                             5.50%    5/1/2010 (3)             2,880              3,025
San Francisco CA City & County Airport Rev.                             5.50%    5/1/2011 (3)             3,080              3,218
San Francisco CA City & County Airport Rev.                             6.30%    5/1/2011 (2)             1,085              1,179

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE             MARKET
                                                                                 MATURITY                AMOUNT             VALUE*
                                                                       COUPON        DATE                 (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------------
San Francisco CA City & County Airport Rev.                             6.40%    5/1/2005 (1)         $   2,800        $     3,092
San Francisco CA City & County Airport Rev.                             6.60%    5/1/2007 (1)             1,000              1,116
San Francisco CA City & County GO                                       4.00%   6/15/2000 (3)             7,970              7,972
San Francisco CA County Sewer Rev.                                      6.00%   10/1/2011 (2)             2,000              2,137
San Joaquin County CA COP (Human Services Project)                      6.70%   5/15/1999 (5)(Prere.)     5,300              5,608
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.             0.00%   1/15/2003 (1)             6,000              4,809
San Jose CA Merged Area Redev. Project                                 5.375%    8/1/1999 (1)             1,945              1,991
San Jose CA Merged Area Redev. Project                                 5.375%    8/1/2000 (1)             2,045              2,114
San Jose CA Merged Area Redev. Project                                 5.375%    8/1/2001 (1)             2,165              2,260
San Jose CA Merged Area Redev. Project                                 5.375%    8/1/2002 (1)             2,270              2,385
San Jose CA Merged Area Redev. Project                                  6.00%    8/1/2006 (1)             1,000              1,110
Santa Barbara CA Redev. Agency (Central City Project)                   5.50%    3/1/1999 (2)             1,645              1,678
Santa Barbara CA Redev. Agency (Central City Project)                   5.50%    3/1/2000 (2)             2,075              2,140
Santa Barbara CA Redev. Agency (Central City Project)                   5.50%    3/1/2001 (2)             2,215              2,310
Santa Margarita/Dana Point CA Auth. Rev.                                5.50%    8/1/2008 (2)             3,345              3,562
Santa Margarita/Dana Point CA Auth. Rev.                                5.50%    8/1/2009 (2)             3,860              4,092
Santa Margarita/Dana Point CA Auth. Rev.                                5.50%    8/1/2010 (2)             2,245              2,364
Santa Margarita/Dana Point CA Auth. Rev.                                7.25%    8/1/2006 (1)             3,315              3,968
Santa Margarita/Dana Point CA Auth. Rev.                                7.25%    8/1/2010 (1)             2,180              2,687
Santa Margarita/Dana Point CA Auth. Rev.                                7.25%    8/1/2011 (1)             1,640              2,032
Santa Rosa CA Waste Water Service Fac. Dist.                            6.20%    7/2/2009 (2)             2,450              2,647
South Orange County CA Public Finance Auth.                             6.25%   8/15/1999 (3)             2,000              2,078
South Orange County CA Public Finance Auth.                             7.00%    9/1/2005 (1)             3,440              4,005
South Orange County CA Public Finance Auth.                             7.00%    9/1/2007 (1)             1,000              1,190
South Orange County CA Public Finance Auth.                             7.00%    9/1/2009 (1)             5,000              6,034
South Orange County CA Public Finance Auth.                             7.00%    9/1/2010 (1)             3,300              3,993
South Orange County CA Public Finance Auth.                             9.50%   8/15/2004 (1)             4,395              5,702
Southern California Public Power Auth. (Palo Verde Project)             7.00%    7/1/2007 (2)             1,300              1,357
Southern California Rapid Transit Dist.                                 6.00%    9/1/2008 (2)             2,650              2,862
Sweetwater CA Water Rev.                                                7.00%    4/1/2010 (2)             1,950              2,057
Tri-City CA Hosp. Dist.                                                 5.50%   2/15/2008 (1)             3,805              4,053
Tri-City CA Hosp. Dist.                                                 5.50%   2/15/2009 (1)             2,665              2,818
Tri-City CA Hosp. Dist.                                                5.625%   2/15/2011 (1)             2,970              3,122
Tri-City CA Hosp. Dist.                                                5.625%   2/15/2012 (1)             1,880              1,968
Tulare County CA COP                                                    5.70%  11/15/2003 (1)             1,000              1,075
Tulare County CA COP                                                    5.80%  11/15/2004 (1)             1,000              1,088
Univ. of California Board of Regents                                    6.00%    9/1/2008 (1)             1,500              1,641
Univ. of California Board of Regents                                   10.00%    9/1/2002 (1)             2,950              3,673
Univ. of California Hosp. Medical Center                               5.625%    7/1/2010 (2)             6,660              7,058
Univ. of California (Multiple Purpose Project)                         10.00%    9/1/2002 (2)             1,000              1,244
Univ. of California (Multiple Purpose Project)                         10.00%    9/1/2003 (2)             2,000              2,566
Univ. of California (Multiple Purpose Project)                         12.00%    9/1/2003 (2)             2,000              2,759
Visalia Waste Water System Rev. of California                           6.00%   12/1/2007 (1)             1,000              1,116
West Basin CA Water Dist.                                               6.80%    8/1/2000 (2)(Prere.)     2,000              2,177
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)               6.00%    6/1/2000 (1)             1,895              1,982
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)               6.00%    6/1/2003 (1)             3,380              3,659
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)               6.00%    6/1/2004 (1)             3,580              3,912
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)               6.00%    6/1/2005 (1)             3,675              4,043
                                                                                                                        -----------
                                                                                                                           560,780
                                                                                                                        -----------
NONINSURED (6.0%)
Alameda-Costra Costa CA School Financing Auth. COP VRDO
   (Capital Improvement Financing Pooled Project)                       3.60%   12/4/1997 LOC             1,900              1,900
California Educ. Fac. Auth. (Univ. of Southern California)              5.60%   10/1/2009                 2,680              2,884
California Health Fac. Finance Auth. Rev. VRDO
   (Adventist Health System West Sutter Health)                         3.55%   12/4/1997 LOC               500                500
California Health Fac. Finance Auth. Rev. VRDO
   (Kaiser Permanente)                                                  3.65%   12/3/1997                 7,100              7,100
California PCR Financing Auth. VRDO (Pacific Gas & Electric Co.)        3.65%   12/2/1997 LOC               900                900
California PCR Financing Auth. VRDO (Pacific Gas & Electric Co.)        3.75%   12/2/1997 LOC             1,000              1,000
California PCR Financing Auth. VRDO (Pacific Gas & Electric Co.)        3.80%   12/2/1997                   700                700

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE             MARKET
                                                                                 MATURITY                AMOUNT             VALUE*
INSURED INTERMEDIATE-TERM PORTFOLIO                                    COUPON        DATE                 (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------------
Irvine CA Ranch Water Dist. VRDO                                        3.70%   12/2/1997 LOC           $   800           $    800
Long Beach City CA TRAN                                                 4.50%   10/8/1998                 3,400              3,420
Los Angeles CA Unified School Dist. TRAN                                4.50%   10/1/1998                 3,500              3,520
Sacramento County CA COP VRDO
   (Administration Center & Courthouse Project)                         3.55%   12/4/1997 LOC               180                180
San Diego CA Unified School Dist. COP                                   5.25%    7/1/2001                11,265             11,670
Santa Clara County CA Finance Auth Rev. VRDO
   (VMC Facilities Replacement Project)                                 3.65%   12/3/1997                 1,200              1,200
                                                                                                                        -----------
                                                                                                                            35,774
                                                                                                                        -----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $576,487)                                                                                                         596,554
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                        10,611
Liabilities                                                                                                                (10,733)
                                                                                                                        -----------
                                                                                                                              (122)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 55,948,630 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                                $596,432
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                   $10.66
===================================================================================================================================

*See Note A in Notes to Financial Statements.

+Securities with a value of $1,080,000 have been segregated as initial margin for open futures contracts.

For explanations of abbreviations and other references, see page 27.

-----------------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1997, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              AMOUNT           PER
                                                                                                               (000)         SHARE
-----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                             $577,804        $10.33
Undistributed Net Investment Income                                                                               --            --
Accumulated Net Realized Losses--Note E                                                                       (1,463)         (.03)
Unrealized Appreciation--Note F
   Investment Securities                                                                                      20,067           .36
   Futures Contracts                                                                                              24            --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                  $596,432        $10.66
===================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE       MARKET
                                                                                 MATURITY                 AMOUNT       VALUE*
INSURED LONG-TERM PORTFOLIO                                             COUPON       DATE                  (000)        (000)
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.2%)
------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (85.5%)
Anaheim CA Convention Center COP                                        0.00%    8/1/2004 (1)            $ 3,120     $  2,315
Anaheim CA Convention Center COP                                        0.00%    8/1/2005 (1)              1,250          880
Anaheim CA Convention Center COP                                        0.00%    8/1/2006 (1)              3,125        2,085
Anaheim CA Convention Center COP                                        5.50%    8/1/2014 (1)              5,750        5,868
Anaheim CA Pub. Improvement  Corp. Lease COP VRDO                       3.55%   12/3/1997 (2)                375          375
City of Barstow CA Redev. Agency                                        6.25%    9/1/2022 (1)              2,225        2,424
California GO                                                           6.00%    8/1/2019 (3)              4,400        4,690
California GO                                                           7.00%   11/1/2004 (3)(Prere.)      1,935        2,269
California GO                                                           7.00%   11/1/2013 (3)                 65           75
California Health Fac. Finance Auth. (Adventist Health System)          6.75%    3/1/2011 (1)              5,000        5,412
California Health Fac. Finance Auth. (Catholic Health Care West)        5.75%    7/1/2015 (2)              4,080        4,263
California Health Fac. Finance Auth. (Catholic Health Care West)        6.00%    7/1/2017 (1)             27,900       29,839
California Health Fac. Finance Auth. (San Diego Hosp.)                  6.20%    8/1/2020 (1)              3,820        4,054
California Health Fac. Finance Auth. (San Diego Hosp.)                 6.625%    5/1/2019 (1)              6,525        6,791
California Health Fac. Finance Auth. (Unihealth America)               7.625%   10/1/2015 (2)                 50           52
California Health Fac. Finance Auth. VRDO (Catholic Health Care West)   3.75%   12/3/1997 (1)              3,300        3,300
California Housing Finance Agency Multifamily Housing Rev.             8.625%    8/1/2015 (1)                170          178
California Public Works Board (Dept. of Corrections)                    5.50%   12/1/2012 (1)              2,000        2,065
California Public Works Board (Dept. of Corrections)                    5.50%    1/1/2017 (2)             20,305       20,730
California Public Works Board (Dept. of Corrections)                   5.625%   11/1/2016 (1)              9,200        9,546
California Public Works Board (Univ. of California)                    5.375%   10/1/2017 (2)              7,250        7,336
California Public Works Board (Univ. of California)                     6.25%   12/1/2007 (2)              6,945        7,599
California Public Works Board (Univ. of California)                     6.50%   12/1/2008 (2)              4,000        4,632
Capistrano CA Unified Public Schools                                    5.70%    9/1/2016 (2)             10,000       10,409
Chino CA Basin Finance Auth. Muni. Water Dist.                          6.00%    8/1/2016 (2)              5,500        5,859
Clovis CA Unified School Dist.                                          0.00%    8/1/2004 (3)              5,000        3,725
Clovis CA Unified School Dist.                                          0.00%    8/1/2006 (3)             17,000       11,400
Clovis CA Unified School Dist.                                          0.00%    8/1/2007 (3)             15,000        9,515
Clovis CA Unified School Dist.                                          0.00%    8/1/2008 (3)             14,265        8,544
Clovis CA Unified School Dist.                                          0.00%    8/1/2009 (3)             19,725       11,132
Clovis CA Unified School Dist.                                          0.00%    8/1/2010 (3)             21,485       11,390
Clovis CA Unified School Dist.                                          0.00%    8/1/2011 (3)              1,625          810
Contra Costa CA COP                                                     5.50%    6/1/2012 (2)              6,850        7,050
Contra Costa CA COP                                                     6.70%    2/1/2021 (2)              4,630        4,870
Culver City CA Redev. Finance Auth.                                     6.75%   11/1/1999 (2)(Prere.)        955        1,017
East Bay CA Muni. Util. Dist. Waste Water Treatment System Rev.        6.375%    6/1/2021 (2)              5,750        6,320
East Bay CA Muni. Util. Dist. Waste Water Treatment System Rev.         6.50%    6/1/2020 (2)              2,000        2,273
Eastern CA Muni. Water Dist.                                            6.75%    7/1/2012 (3)              8,500       10,125
El Dorado County Public Agency Finance Auth. Rev.                       5.50%   2/15/2016 (3)              9,000        9,225
Elsinore Valley CA Muni. Water Dist. COP                                5.90%    7/1/2006 (3)              1,685        1,859
Elsinore Valley CA Muni. Water Dist. COP                                6.00%    7/1/2012 (3)              2,210        2,461
Encina CA Power Auth. Waste Water Rev.                                 6.875%    8/1/2011 (3)              3,650        3,890
Glendale CA Hosp. Rev. (Adventist Health System)                        6.00%    3/1/2014 (1)              3,000        3,123
Kern CA High School Dist. GO                                            6.25%    8/1/2011 (1)              1,065        1,212
Kern CA High School Dist. GO                                            6.40%    8/1/2014 (1)              1,490        1,718
Kern CA High School Dist. GO                                            6.40%    8/1/2015 (1)              1,645        1,900
Kern CA High School Dist. GO                                            6.40%    8/1/2016 (1)              1,815        2,099
La Quinta CA Redev. Agency (Tax Allocation Project)                     7.30%    9/1/2010 (1)              1,145        1,412
Long Beach CA Financing Auth. Rev.                                      6.00%   11/1/2017 (2)              2,000        2,221
Los Angeles CA Metro. Transp. Auth.                                     5.25%    7/1/2023 (2)             13,025       12,790
Los Angeles CA Metro. Transp. Auth.                                     5.25%    7/1/2027 (1)              8,210        8,100
Los Angeles CA Metro. Transp. Auth. Sales Tax VRDO                      3.65%   12/4/1997 (1)              1,600        1,600
Los Angeles County CA Transp. Comm. Sales Tax  VRDO                     3.55%   12/3/1997 (3)              7,100        7,100
MSR CA Public Power Agency (San Juan Project)                          6.125%    7/1/2013 (2)              8,000        9,003
MSR CA Public Power Agency (San Juan Project)                           6.75%    7/1/2020 (1)             38,785       46,497
Metro. Water Dist. of Southern California Waterworks Rev.               5.00%    7/1/2027 (1)             10,855       10,418
Metro. Water Dist. of Southern California Waterworks Rev.               5.50%    7/1/2025 (1)             20,000       20,207
Modesto CA Irrigation Dist. Finance Auth. Rev.                          5.75%    9/1/2015 (2)              3,750        3,918
Modesto CA Irrigation Dist. Finance Auth. Rev. (Woodland Project)       6.50%   10/1/2011 (2)              8,125        9,473

------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE       MARKET
                                                                                 MATURITY                 AMOUNT       VALUE*
INSURED LONG-TERM PORTFOLIO                                             COUPON       DATE                  (000)        (000)
------------------------------------------------------------------------------------------------------------------------------
Modesto CA Irrigation Dist. Finance Auth. Rev. (Woodland Project)       6.50%   10/1/2022 (2)          $   9,750   $   11,590
North City West CA School Fac. Financing Auth.                          6.00%    9/1/2019 (4)              2,000        2,139
Northern California Power Agency (Hydro Electric Project)               6.00%    7/1/2009 (1)+             7,530        8,404
Northern California Power Agency (Hydro Electric Project)               6.30%    7/1/2018 (1)             10,000       11,458
Northern California Power Agency (Hydro Electric Project)               7.50%    7/1/2021 (2)(Prere.)      1,810        2,310
Oakland CA Redev. Agency (Central Dist. Project)                        5.50%    2/1/2014 (2)              5,500        5,790
Orange County CA Local Transp. Auth.                                    5.80%   2/15/2005 (3)              6,000        6,487
Orange County CA Local Transp. Auth.                                    5.90%   2/15/2006 (3)              8,000        8,738
Orange County CA Sanitation Dist. VRDO                                  3.65%   12/4/1997 (2)             10,200       10,200
Placer County CA Water Rev. COP                                         7.75%    7/1/2018 (5)              3,500        3,649
Pomona CA Unified School Dist. GO                                       5.50%    8/1/2016 (3)              1,000        1,051
Pomona CA Unified School Dist. GO                                       5.60%    8/1/2014 (1)              1,585        1,688
Pomona CA Unified School Dist. GO                                       5.60%    8/1/2015 (1)              2,000        2,128
Pomona CA Unified School Dist. GO                                       5.60%    8/1/2016 (1)              1,000        1,062
Pomona CA Unified School Dist. GO                                       7.50%    8/1/2017 (1)              2,540        3,273
Port of Oakland CA Rev.                                                 5.40%   11/1/2017 (1)             16,705       16,954
Port of Oakland CA Rev.                                                 5.60%   11/1/2019 (1)             22,280       22,884
Rancho CA Water Dist. Finance Auth. Rev.                               5.875%   11/1/2010 (3)              3,585        3,884
Rancho CA Water Dist. Finance Auth. Rev.                                6.25%    8/1/2012 (3)              2,000        2,157
Redding CA Joint Power Finance Auth. Waste Water Rev.                   5.50%   12/1/2018 (3)              5,400        5,459
Riverside County CA Transp. Comm.                                       5.75%    6/1/2009 (2)              3,800        4,155
Sacramento CA Finance Auth. Rev.                                       5.375%   11/1/2014 (2)              9,000        9,361
Sacramento CA Finance Auth. Rev.                                        5.40%   11/1/2020 (2)              9,785       10,116
Sacramento CA Muni. Util. Dist. Rev.                                    6.25%   8/15/2010 (1)             33,800       38,490
Sacramento CA Muni. Util. Dist. Rev.                                    6.30%   8/15/2018 (1)             14,000       15,178
Sacramento CA Redev. Agency (Tax Allocation Project)                    6.50%   11/1/2013 (1)              5,500        5,923
Sacramento  County CA Public Fac. Finance Corp. COP                     5.50%    6/1/2010 (1)              5,760        6,147
San Bernardino County CA COP (Medical Center Financing Project)         6.50%    8/1/2017 (1)             17,915       20,749
San Diego CA Public Fac. Financing Auth. Sewer Rev.                     5.25%   5/15/2027 (3)              6,450        6,364
San Diego CA Unified School Dist. COP                                   5.00%    8/1/2009 (1)              4,875        4,953
San Diego CA Unified School Dist. COP                                  5.375%    7/1/2003 (1)             10,435       10,987
San Francisco CA Airport Comm. Rev.                                     6.00%    5/1/2010 (1)              2,000        2,140
San Francisco CA Airport Comm. Rev.                                     6.00%    5/1/2011 (1)              2,100        2,237
San Francisco CA Airport Comm. Rev.                                     6.00%    5/1/2020 (1)              6,500        6,874
San Francisco CA Airport Comm. Rev.                                     6.20%    5/1/2006 (2)              5,000        5,422
San Francisco CA Airport Comm. Rev.                                     6.20%    5/1/2008 (2)              1,000        1,084
San Francisco CA Bay Area Rapid Transit Rev.                            6.75%    7/1/2010 (2)              6,370        7,547
San Francisco CA Bay Area Rapid Transit Rev.                            6.75%    7/1/2011 (2)              7,455        8,861
San Francisco CA City & County Airport Rev.                             5.65%    5/1/2024 (3)              6,200        6,350
San Francisco CA City & County Airport Rev.                             6.30%    5/1/2011 (2)              5,000        5,435
San Francisco CA City & County Airport Rev.                             6.50%    5/1/2006 (1)              3,280        3,646
San Francisco CA City & County Airport Rev.                             6.60%    5/1/2007 (1)              2,490        2,780
San Francisco CA City & County Airport Rev.                            6.625%    5/1/2008 (1)              3,720        4,147
San Francisco CA City & County Airport Rev.                             6.70%    5/1/2009 (1)              3,970        4,434
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.             0.00%   1/15/2024 (1)              9,000        2,213
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.             0.00%   1/15/2025 (1)             29,000        6,750
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.             0.00%   1/15/2032 (1)             27,000        4,281
San Jose CA Merged Area Redev. Rev. Project                             4.75%    8/1/2022 (1)              8,545        7,857
San Jose CA Merged Area Redev. Rev. Project                             5.00%    8/1/2020 (1)             17,600       16,795
San Jose CA Merged Area Redev. Rev. Project                             6.00%    8/1/2011 (1)              8,845        9,862
San Mateo County CA Finance Auth.                                       6.50%    7/1/2013 (1)             14,560       16,974
Santa Ana CA Finance Auth. Lease Rev.                                   6.25%    7/1/2016 (1)              5,345        6,083
Santa Ana CA Finance Auth. Lease Rev.                                   6.25%    7/1/2017 (1)              2,000        2,280
Santa Clara CA  Redev. Agency (Bayshore Project)                        7.00%    7/1/2010 (2)              7,000        8,347
Santa Clara CA Valley Water Dist. COP                                   6.00%    2/1/2024 (3)             20,000       21,148
Santa Clara County CA Financing Auth. Lease Rev.
   (Replacement Project)                                                6.75%  11/15/2020 (2)             11,500       13,321
Santa Fe Springs CA Redev. Agency                                       6.00%    9/1/2014 (1)              5,350        5,637
Santa Rosa CA Waste Water Rev.                                          6.00%    9/1/2015 (3)              5,580        6,168
Santa Rosa CA Waste Water Rev.                                          6.25%    9/1/2012 (3)              7,075        7,784
Santa Rosa CA Waste Water Service Fac. Dist.                            6.00%    7/2/2015 (2)              7,000        7,734

------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE       MARKET
                                                                                 MATURITY                 AMOUNT       VALUE*
                                                                        COUPON       DATE                  (000)        (000)
------------------------------------------------------------------------------------------------------------------------------
South Coast CA Air Quality Management Dist. Rev.                        5.50%    8/1/2014 (1)         $    8,000    $   8,165
South Coast CA Air Quality Management Dist. Rev.                        6.00%    8/1/2011 (2)              3,200        3,568
South County CA Waste Water Auth.                                       5.50%    8/1/2022 (3)              8,625        8,686
South Orange County CA Public Finance Auth.                             7.00%    9/1/2011 (1)              3,000        3,645
South Orange County CA Public Finance Auth.                             9.50%   8/15/2004 (1)              3,000        3,892
Southern California Public Power Auth. (Palo Verde Project)             7.00%    7/1/2007 (2)              1,600        1,670
Southern California Public Power Auth. (Palo Verde Project)             7.00%    7/1/2010 (2)              2,500        2,610
Southern California Public Power Auth. Transmission Project VRDO
   (Southern Transmission)                                              3.55%   12/2/1997 (2)             12,400       12,400
Southern California Public Power Auth. (Transmission Project) VRDO      3.60%   12/3/1997 (4)              4,000        4,000
Sweetwater CA Water Rev.                                                7.00%    4/1/1999 (2)(Prere.)      3,050        3,229
Three Valley CA Muni. Water Dist. COP                                   5.25%   11/1/2010 (3)              4,220        4,319
Ukiah CA Electric Rev.                                                  6.00%    6/1/2008 (1)              4,565        5,093
Ukiah CA Electric Rev.                                                  6.25%    6/1/2018 (1)              6,000        6,861
Univ. of California Board of Regents                                    6.00%    9/1/2008 (1)              2,515        2,751
Univ. of California Board of Regents                                   6.375%    9/1/2019 (1)              6,500        7,213
Univ. of California (Medical Center)                                    5.75%    7/1/2012 (2)             10,395       11,002
Univ. of California (Medical Center)                                    5.75%    7/1/2014 (2)             12,160       12,757
Univ. of California (Medical Center)                                    5.75%   7/12/2024 (2)             10,000       10,418
Univ. of California (Medical Center)                                    6.00%    7/1/2026 (2)             11,000       11,689
Univ. of California (Multiple Purpose Project)                          6.25%    9/1/2013 (1)             10,000       11,044
Walnut CA Public Finance Auth.                                          6.00%    9/1/2015 (1)              5,000        5,248
Walnut Valley CA Unified School Dist.                                   6.00%    8/1/2012 (2)              1,790        1,988
Walnut Valley CA Unified School Dist.                                   6.00%    8/1/2013 (2)              1,980        2,196
Walnut Valley CA Unified School Dist.                                   6.00%    8/1/2014 (2)              2,205        2,444
Walnut Valley CA Unified School Dist.                                   6.00%    8/1/2015 (2)              2,470        2,739
Walnut Valley CA Unified School Dist.                                   6.00%    8/1/2016 (2)              2,690        2,983
Walnut Valley CA Unified School Dist.                                   6.20%    8/1/2009 (2)              1,270        1,442
West Sacramento CA Financing Auth. Rev.
   (Water System Improvement Project)                                   5.25%    8/1/2008 (3)              2,160        2,232
West Sacramento CA Tax Allocation Redev. Project                        6.25%    9/1/2021 (1)              8,250        8,895
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)               6.25%    6/1/2007 (1)              4,260        4,810
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)               6.25%    6/1/2008 (1)              1,750        1,981
                                                                                                                  ------------
                                                                                                                    1,031,332
                                                                                                                  ------------
PORTFOLIO INSURED
Sacramento CA Muni. Util. Dist.                                         8.00%  11/15/2010                    205          206
                                                                                                                  ------------
SECONDARY MARKET INSURED (4.6%)
California GO                                                           6.25%    9/1/2012 (3)              9,000       10,286
California Housing Finance Agency (Single Family Mortgage)              6.90%    8/1/2016 (5)              5,115        5,173
California Public Works Board (Dept. of Corrections)                    6.50%    9/1/2017 (2)             30,000       35,126
Los Angeles CA Dept. of Water & Power                                   4.75%  11/15/2019 (1)              5,000        4,621
                                                                                                                  ------------
                                                                                                                       55,206
                                                                                                                  ------------
NONINSURED (8.1%)
Alameda-Contra Costa CA School Financing Auth. COP VRDO
   (Capital Improvement Financing Pooled Project)                       3.60%   12/4/1997 LOC              2,490        2,490
California Dept. of Water Resources (Central Valley Project)            6.40%    6/1/2002 (Prere.)        20,400       22,488
California Educ. Fac. Auth. Rev. (Univ. of Southern California Project) 5.80%   10/1/2015                  5,000        5,220
California Health Fac. Finance Auth. VRDO
   (Adventist Health System West Sutter Health)                         3.55%   12/4/1997 LOC                300          300
California Health Fac. Finance Auth. VRDO (Kaiser Permanente)           3.65%   12/3/1997                  1,200        1,200
California Health Fac. Finance Auth. VRDO (Memorial Health Service)     3.65%   12/3/1997                    500          500
California PCR Financing Auth. Rev. VRDO (Pacific Gas & Electric Co.)   3.65%   12/2/1997 LOC                300          300
California RAN                                                          4.50%   6/30/1998                 15,000       15,059
Chula Vista CA IDR VRDO (San Diego Gas & Electric)                      3.80%   12/2/1997                    600          600
Irvine CA Ranch Water Dist. VRDO                                        3.70%   12/2/1997 LOC              1,100        1,100
Los Angeles CA Dept. of Water & Power                                   6.50%    4/1/2010                  3,950        4,345
Los Angeles CA Unified School Dist. TRAN                                4.50%   10/1/1998                  3,625        3,646
Los Angeles County CA Public Works Financing Auth. Rev.                 5.50%   10/1/2011                  5,000        5,221
Los Angeles County CA Public Works Financing Auth. Rev.                 5.50%   10/1/2012                  6,750        7,018

------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE       MARKET
                                                                                 MATURITY                 AMOUNT       VALUE*
INSURED LONG-TERM PORTFOLIO                                             COUPON       DATE                  (000)        (000)
------------------------------------------------------------------------------------------------------------------------------
Los Angeles County CA Local Educ. Pool TRAN                             4.50%   9/30/1998                $10,000   $   10,050
Metro. Water Dist. of Southern California                               8.00%    7/1/2008                  2,000        2,565
Orange County CA Sanitation Dist. VRDO                                  3.75%   12/2/1997 LOC              1,300        1,300
Riverside County CA Public Fac. Project VRDO                            3.70%   12/2/1997 LOC              1,400        1,400
Sacramento County CA COP VRDO
   (Administrative Center & Courthouse Project)                         3.55%   12/4/1997 LOC              2,565        2,565
San Diego CA Local Govt. Pooled COP TRAN                                4.50%   10/1/1998                 10,000       10,055
Santa Clara County CA El Camino Hosp. Dist. Fac. Auth. Rev. Lease VRDO
   (Valley Medical Center Project)                                      3.70%   12/2/1997 LOC              1,200        1,200
                                                                                                                   -----------
                                                                                                                       98,622
                                                                                                                   -----------
------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,098,958)                                                                                                1,185,366
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.8%)
Other Assets--Note B                                                                                                   23,713
Liabilities                                                                                                            (2,554)
                                                                                                                   -----------
                                                                                                                       21,159
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------------
Applicable to 105,416,793 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                         $1,206,525
==============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $    11.45
==============================================================================================================================

*See Note A in Notes to Financial Statements.
+Securities with a value of $3,348,000 have been segregated as initial margin for open futures contracts. For explanations of abbreviations and other references, see page 27.

------------------------------------------------------------------------------------------------------------------------------
 AT NOVEMBER 30, 1997, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        AMOUNT            PER
                                                                                                         (000)          SHARE
------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                    $1,119,528         $10.62
 Undistributed Net Investment Income                                                                        --             --
 Accumulated Net Realized Gains--Note E                                                                    633            .01
 Unrealized Appreciation (Depreciation)--Note F
   Investment Securities                                                                                86,408            .82
   Futures Contracts                                                                                       (44)            --
------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                         $1,206,525         $11.45
==============================================================================================================================

KEY TO ABBREVIATIONS

COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
RAN--Revenue Anticipation Note.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------------------------------------------------
                                                                                            INSURED               INSURED
                                                                 MONEY MARKET     INTERMEDIATE-TERM             LONG-TERM
                                                                    PORTFOLIO             PORTFOLIO             PORTFOLIO
                                                                ----------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30, 1997
                                                                ----------------------------------------------------------
                                                                        (000)                 (000)                 (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                          $57,973               $23,171               $60,419
                                                                ----------------------------------------------------------
        Total Income                                                   57,973                23,171                60,419
                                                                ----------------------------------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                      239                    66                   165
        Management and Administrative                                   2,134                   637                 1,318
        Marketing and Distribution                                        512                   131                   240
        Insurance Expense                                                  --                    --                     1
    Custodian Fees                                                         27                     9                    17
    Auditing Fees                                                           8                     7                     7
    Shareholders' Reports                                                  24                     4                    16
    Annual Meeting and Proxy Costs                                          5                     2                     4
    Trustees' Fees and Expenses                                             3                     1                     2
                                                                ----------------------------------------------------------
        Total Expenses                                                  2,952                   857                 1,770
        Expenses Paid Indirectly--Note C                                  (27)                   (9)                  (17)
                                                                ----------------------------------------------------------
        Net Expenses                                                    2,925                   848                 1,753
                                                                ----------------------------------------------------------
NET INVESTMENT INCOME                                                  55,048                22,323                58,666
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                             19                   433                 7,686
    Futures Contracts                                                      --                (1,436)               (3,627)
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                   19                (1,003)                4,059
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                  --                 6,963                 8,312
    Futures Contracts                                                      --                   114                   221
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                           --                 7,077                 8,533
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $55,067               $28,397               $71,258
==========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------
                                                              MONEY MARKET                     INSURED INTERMEDIATE-TERM
                                                                PORTFOLIO                              PORTFOLIO
                                                   ---------------------------------         ----------------------------
                                                                            YEAR ENDED NOVEMBER 30,
                                                   ----------------------------------------------------------------------
                                                            1997                1996                1997            1996
                                                           (000)               (000)               (000)           (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                            $   55,048          $   42,635            $ 22,323         $ 12,978
    Realized Net Gain (Loss)                                 19                  22              (1,003)             786
    Change in Unrealized Appreciation
      (Depreciation)                                         --                  --               7,077            4,447
                                                   ----------------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                    55,067              42,657              28,397           18,211
                                                   ----------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                               (55,048)            (42,635)            (22,323)         (12,978)
    Realized Capital Gain                                    --                  --                (729)              --
                                                   ----------------------------------------------------------------------
        Total Distributions                             (55,048)            (42,635)            (23,052)         (12,978)
                                                   ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                            1,814,001           1,395,492             358,923          194,699
    Issued in Lieu of Cash Distributions                 50,897              39,782              17,852            9,727
    Redeemed                                         (1,508,080)         (1,194,129)           (128,781)         (72,250)
                                                   ----------------------------------------------------------------------
        Net Increase from Capital Share
          Transactions                                  356,818             241,145             247,994          132,176
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                      356,837             241,167             253,339          137,409
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                 1,443,095           1,201,928             343,093          205,684
                                                   ----------------------------------------------------------------------
    End of Year                                      $1,799,932          $1,443,095            $596,432         $343,093
=========================================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                            1,814,001           1,395,492              34,064           18,763
    Issued in Lieu of Cash Distributions                 50,897              39,782               1,692              936
    Redeemed                                         (1,508,080)         (1,194,129)            (12,240)          (6,973)
                                                   ----------------------------------------------------------------------
        Net Increase in Shares Outstanding              356,818             241,145              23,516           12,726
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSURED LONG-TERM
                                                                                                      PORTFOLIO
                                                                                           ------------------------------
                                                                                                YEAR ENDED NOVEMBER 30,
                                                                                           ------------------------------
                                                                                                  1997              1996
                                                                                                 (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                   $   58,666       $    53,580
    Realized Net Gain (Loss)                                                                     4,059             8,516
    Change in Unrealized Appreciation (Depreciation)                                             8,533             6,993
                                                                                          -------------------------------
        Net Increase in Net Assets Resulting from Operations                                    71,258            69,089
                                                                                          -------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                      (58,666)          (53,580)
    Realized Capital Gain                                                                       (8,550)               --
                                                                                          -------------------------------
        Total Distributions                                                                    (67,216)          (53,580)
                                                                                          -------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                     254,391           193,541
    Issued in Lieu of Cash Distributions                                                        45,804            35,791
    Redeemed                                                                                  (163,271)         (153,953)
                                                                                          -------------------------------
        Net Increase from Capital Share Transactions                                           136,924            75,379
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                             140,966            90,888
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                        1,065,559           974,671
                                                                                          -------------------------------
    End of Year                                                                             $1,206,525        $1,065,559
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                      22,618            17,449
    Issued in Lieu of Cash Distributions                                                         4,070             3,216
    Redeemed                                                                                   (14,544)          (13,877)
                                                                                          -------------------------------
        Net Increase in Shares Outstanding                                                      12,144             6,788
=========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

       The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate.

-------------------------------------------------------------------------------------------------------------------------
                                                                                MONEY MARKET PORTFOLIO
                                                                                YEAR ENDED NOVEMBER 30,
                                                            -------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1997         1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .034         .033         .036         .026         .024
    Net Realized and Unrealized Gain (Loss) on Investments        --           --           --           --           --
                                                            -------------------------------------------------------------
        Total from Investment Operations                        .034         .033         .036         .026         .024
                                                            -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.034)       (.033)       (.036)       (.026)       (.024)
    Distributions from Realized Capital Gains                     --           --           --           --           --
                                                            -------------------------------------------------------------
        Total Distributions                                    (.034)       (.033)       (.036)       (.026)       (.024)
                                                            -------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $1.00        $1.00        $1.00        $1.00        $1.00
=========================================================================================================================

TOTAL RETURN                                                   3.41%        3.32%        3.69%        2.59%        2.40%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $1,800       $1,443       $1,202       $1,159       $1,006
    Ratio of Total Expenses to Average Net Assets              0.18%        0.19%        0.20%        0.19%        0.19%
    Ratio of Net Investment Income to Average Net Assets       3.35%        3.27%        3.61%        2.57%        2.37%
-------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 INSURED INTERMEDIATE-TERM PORTFOLIO
                                                                                   YEAR ENDED NOV. 30,
                                                                      --------------------------------------     MAR. 4* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                               1997         1996         1995   NOV. 30, 1994
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $10.58       $10.44       $  9.64         $10.00
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                    .505         .508         .511            .346
    Net Realized and Unrealized Gain (Loss) on Investments                   .102         .140         .800           (.360)
                                                                      -------------------------------------------------------
        Total from Investment Operations                                     .607         .648        1.311           (.014)
                                                                      -------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                    (.505)       (.508)       (.511)          (.346)
    Distributions from Realized Capital Gains                               (.022)          --           --              --
                                                                      -------------------------------------------------------
        Total Distributions                                                 (.527)       (.508)       (.511)          (.346)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $10.66       $10.58       $10.44          $ 9.64
=============================================================================================================================

TOTAL RETURN                                                                5.91%        6.41%       13.88%          -0.19%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                     $596         $343         $206            $100
    Ratio of Total Expenses to Average Net Assets                           0.18%        0.19%        0.21%         0.19%**
    Ratio of Net Investment Income to Average Net Assets                    4.78%        4.90%        5.05%         4.97%**
    Portfolio Turnover Rate                                                   10%          21%          11%              6%
-----------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.

-----------------------------------------------------------------------------------------------------------------------------
                                                                              INSURED LONG-TERM PORTFOLIO
                                                                                YEAR ENDED NOVEMBER 30,
                                                         --------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1997         1996         1995         1994         1993
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $11.42       $11.27       $ 9.92       $11.30       $10.89
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .592         .598         .602         .604         .604
    Net Realized and Unrealized Gain
      (Loss) on Investments                                     .121         .150        1.350       (1.228)        .609
                                                         --------------------------------------------------------------------
        Total from Investment Operations                        .713         .748        1.952        (.624)       1.213
                                                         --------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.592)       (.598)       (.602)       (.604)       (.604)
    Distributions from Realized Capital Gains                  (.091)          --           --        (.152)       (.199)
                                                         --------------------------------------------------------------------
        Total Distributions                                    (.683)       (.598)       (.602)       (.756)       (.803)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $11.45       $11.42       $11.27       $ 9.92       $11.30
=============================================================================================================================

TOTAL RETURN                                                   6.52%        6.91%       20.11%       -5.88%       11.53%
=============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $1,207       $1,066         $975         $834       $1,074
    Ratio of Total Expenses to Average Net Assets              0.16%        0.19%        0.20%        0.19%        0.19%
    Ratio of Net Investment Income to Average Net Assets       5.26%        5.38%        5.59%        5.60%        5.38%
    Portfolio Turnover Rate                                      21%          23%          23%          28%          27%
-----------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard California Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund, and comprises the Money Market, Insured Intermediate-Term, and Insured Long-Term Portfolios. Each Portfolio invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of California.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Other Portfolios:
Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

      2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. FUTURES CONTRACTS: The Insured Intermediate-Term and Insured Long-Term Portfolios may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk and minimizing transaction costs. The Portfolios may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolios may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolios and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

      5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At November 30, 1997, the Fund had contributed capital aggregating $242,000 to Vanguard (included in Other Assets), representing 1.2% of Vanguard's capitalization. The Fund's Trustees and officers are also Directors and officers of Vanguard.

C. The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 1997, custodian fee offset arrangements reduced expenses by:

            ----------------------------------------------------------------------------------------------------
                                                                                               ANNUALIZED
                                                                                              TOTAL EXPENSE
                                                                          EXPENSE            REDUCTION AS A
                                                                          REDUCTION        PERCENT OF AVERAGE
            PORTFOLIO                                                       (000)              NET ASSETS
            ----------------------------------------------------------------------------------------------------
            Money Market                                                    $27                    --
            Insured Intermediate-Term                                         9                    --
            Insured Long-Term                                                17                    --
            ----------------------------------------------------------------------------------------------------

D. During the year ended November 30, 1997, purchases and sales of investment securities other than temporary cash investments were:

            ------------------------------------------------------------------------------------------------
                                                                                       (000)
                                                                      --------------------------------------
            PORTFOLIO                                                     PURCHASES               SALES
            ------------------------------------------------------------------------------------------------
            Insured Intermediate-Term                                     $287,673              $ 43,033
            Insured Long-Term                                              294,007               221,064
            ------------------------------------------------------------------------------------------------

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. For federal income tax purposes, the Portfolios had the following capital gains available for distribution at November 30, 1997, or capital losses available to offset future capital gains:


            ------------------------------------------------------------------------------------------------
                                                                                   CAPITAL LOSS
                                                                    ----------------------------------------
                                                 CAPITAL GAINS                                 EXPIRATION
                                                 AVAILABLE FOR                               FISCAL YEAR(S)
                                                 DISTRIBUTION              AMOUNT                ENDING
            PORTFOLIO                                (000)                  (000)              NOVEMBER 30
            ------------------------------------------------------------------------------------------------
            Money Market                                --               $  (65)                2000-2003
            Insured Intermediate-Term                   --                 (157)                     2005
            Insured Long-Term                       $7,285                   --                        --
            ------------------------------------------------------------------------------------------------

F. At November 30, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

            ------------------------------------------------------------------------------------------------
                                                                            (000)
                                               -------------------------------------------------------------
                                                  APPRECIATED            DEPRECIATED         NET UNREALIZED
            PORTFOLIO                             SECURITIES             SECURITIES           APPRECIATION
            ------------------------------------------------------------------------------------------------
            Insured Intermediate-Term               $20,072               $  (5)                 $20,067
            Insured Long-Term                        86,441                 (33)                  86,408
            ------------------------------------------------------------------------------------------------

      At November 30, 1997, the aggregate settlement value of open futures contracts expiring in March 1998 and the related unrealized appreciation (depreciation) were:

            ------------------------------------------------------------------------------------------------
                                                                                       (000)
                                                                  ------------------------------------------
                                                                          AGGREGATE            UNREALIZED
                                                   NUMBER OF             SETTLEMENT           APPRECIATION
            PORTFOLIO/FUTURES CONTRACTS         SHORT CONTRACTS             VALUE            (DEPRECIATION)
            ------------------------------------------------------------------------------------------------
            Insured Intermediate-Term/
              U.S. Treasury Note                      160                 $17,820               $   24
            Insured Long-Term/
              U.S. Treasury Bond                      170                  20,235                  (44)
            ------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Trustees of
Vanguard California Tax-Free Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio, Insured Intermediate-Term Portfolio, and Insured Long-Term Portfolio (constituting Vanguard California Tax-Free Fund, hereafter referred to as the "Fund") at November 30, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 6, 1998


SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD CALIFORNIA TAX-FREE FUND

This information for the fiscal year ended November, 30, 1997, is included pursuant to provisions of the Internal Revenue Code.

       The Insured Long-Term Portfolio designates $5,404,000 as capital gain dividends (from net long-term capital gains), which will be distributed in December 1997.

       Each Portfolio designates 100% of its income dividends as exempt-interest dividends.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


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    Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000"
                     are trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
   Capital Opportunity Portfolio
   Global Equity Portfolio
Index Trust
   500 Portfolio
   Extended Market Portfolio
   Growth Portfolio
   Small Capitalization Stock
     Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
     Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
     Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
     Portfolio
LifeStrategy Portfolios
   Conservative Growth
     Portfolio
   Growth Portfolio
   Income Portfolio
   Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund

BOND FUNDS
Admiral Funds
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term U.S. Treasury
     Portfolio
Bond Index Fund
   Intermediate-Term Bond
     Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
   Total Bond Market Portfolio
Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
     Portfolio
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term Corporate
     Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term Corporate
     Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
     Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
   Intermediate-Term Portfolio
   Limited-Term Portfolio
   Long-Term Portfolio
   Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)

MONEY MARKET FUNDS
Admiral Funds
   U.S. Treasury Money Market
     Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
Treasury Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)





Q750-11/97

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    Corporation, Distributor

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Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

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online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.